                           MBIA INSURANCE CORPORATION,
                             as Certificate Insurer

                            ADVANTA NATIONAL BANK USA
                                  as Originator

                                       and

                              LEHMAN BROTHERS INC.,
                                 as Underwriter

                            INDEMNIFICATION AGREEMENT

                 ADVANTA REVOLVING HOME EQUITY LOAN TRUST 1996-A
                 ADVANTA REVOLVING HOME EQUITY LOAN ASSET-BACKED
                                  CERTIFICATES
                       SERIES 1996-A, CLASS A CERTIFICATES

                          Dated as of November 22, 1996


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                                TABLE OF CONTENTS

                                                                            Page

Section 1.    Definitions...................................................  1

Section 2.    Representations and Warranties of the Certificate Insurer.....  3

Section 3.    Agreements, Representations and Warranties of the Underwriter.  4

Section 4.    Agreements, Representations and Warranties of the Originator..  4

Section 5.    Indemnification...............................................  5

Section 6.    Certificate Insurer Undertaking...............................  6

Section 7.    Notice To Be Given Certificate Insurer........................  6

Section 8.    Notice To Be Given to the Underwriter.........................  7

Section 9.    Notice To Be Given the Originator.............................  8

Section 10.   Contribution..................................................  9

Section 11.   Notices....................................................... 10

Section 12.   Governing Law, Etc............................................ 10

Section 13.   Insurance Agreement; Underwriting Agreement;
              Pooling and Servicing Agreement............................... 10

Section 14.   Limitations................................................... 10

Section 15.   Counterparts.................................................. 10

TESTIMONIUM .................................................... SIGNATURE PAGE

SIGNATURES AND SEALS ........................................... SIGNATURE PAGE
 ......................................................INDEMNIFICATION AGREEMENT

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         This Agreement, dated as of November 22, 1996, is by and among MBIA
Insurance Corporation (the "Certificate Insurer"), as the Certificate Insurer under the Certificate Guaranty Insurance Policy (the "Policy") issued in connection with the Class A Certificates described below, Advanta National Bank USA (the "Originator") and Lehman Brothers Inc. as the Underwriter.

         Section 1. Definitions. As used in this Agreement, the following terms shall have the respective meanings stated herein, unless the context clearly requires otherwise, in both singular and plural form, as appropriate. Capitalized terms used in this Agreement but not otherwise defined herein will have the meanings ascribed to such terms in the Pooling and Servicing Agreement (as described below).

         "Act" means the Securities Act of 1933, as amended, together with all related rules and regulations.

         "Agreement" means this Indemnification Agreement by and among the Certificate Insurer, the Originator and the Underwriter.

         "Class A Certificates" means the Advanta Revolving Home Equity Loan Asset Backed Certificates, Series 1996-A, Class A Certificates issued pursuant to the Pooling and Servicing Agreement.

         "Indemnified Party" means any party entitled to any indemnification pursuant to Section_5 below, as the context requires.

         "Indemnifying Party" means any party required to provide indemnification pursuant to Section_5 below, as the context requires.

         "Insurance Agreement" means the Insurance Agreement, dated as of November 22, 1996, by and among the Originator, the Master Servicer, Advanta Mortgage Conduit Services, Inc., as Sponsor, Bankers Trust Company of California, N.A., as Trustee and the Certificate Insurer.

         "Certificate Insurer Party" means the Certificate Insurer and its respective parents, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or any "controlling person" (as such term is used in the Act) of any of the foregoing.

         "Losses" means (i)_any actual out-of-pocket loss paid by the party entitled to indemnification or contribution hereunder and (ii)_any actual out-of-pocket costs and expenses paid by such party, including reasonable fees and expenses of its counsel, to the extent not paid, satisfied or reimbursed from funds provided by any other Person (provided that the foregoing shall not create or imply any obligation to pursue recourse against any such other Person).

         "Master Servicer" means Advanta Mortgage Corp. USA, as Master Servicer.

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         "Originator Party" means the Originator, each of its parents, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or any "controlling person" (as such term is used in the Act) of any of the foregoing.

         "Person" means any individual, partnership, joint venture, corporation, trust or unincorporated organization or any government or agency or political subdivision thereof.

         "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement dated as of November 1, 1996 by and among the Originator, the Sponsor, the Master Servicer and the Trustee.

         "Prospectus" means the form of final Prospectus included in the Registration Statement on each date that the Registration Statement and any post effective amendment or amendments thereto became effective.

         "Prospectus Supplement" means the form of final Prospectus Supplement dated November 15, 1996.

         "Registration Statement" means the registration statement on Form_S-3 of the Sponsor relating to the Class A Certificates.

         "Trustee" means Bankers Trust Company of California, N.A., or any successor thereto.

         "Underwriter Party" means the Underwriter and its parents, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or "controlling person" (as such term is used in the Act) of any of the foregoing.

         "Underwriter" means Lehman Brothers Inc.

         "Underwriting Agreement" means the Underwriting Agreement by and between the Sponsor and the Underwriter, dated November 15, 1996.

         Section 2. Representations and Warranties of the Certificate Insurer. The Certificate Insurer represents and warrants to the Underwriter and the Originator as follows:

                  (a) Organization and Licensing. The Certificate Insurer is a duly incorporated and existing New_York stock insurance company licensed to do business in the State of New_York.

                  (b) Corporate Power. The Certificate Insurer has the corporate power and authority to issue the Policy and to execute and deliver this Agreement and the Insurance Agreement and to perform all of its obligations hereunder and thereunder.

                  (c) Authorization; Approvals. The issuance of the Policy and the execution, delivery and performance of this Agreement and the Insurance Agreement have been duly

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         authorized by all necessary corporate proceedings. No further approvals or filings of any kind, including, without limitation, any further approvals of or further filings with any governmental agency or other governmental authority, or any approval of the Certificate Insurer's board of directors or stockholders, are necessary for the Policy, this Agreement and the Insurance Agreement to constitute the legal, valid and binding obligations of the Certificate Insurer.

                  (d) Enforceability. The Policy, when issued, and this Agreement and the Insurance Agreement will each constitute a legal, valid and binding obligation of the Certificate Insurer, enforceable in accordance with its terms, subject to applicable laws affecting the enforceability of creditors' rights generally.

                  (e) Financial Information. The consolidated financial statements of the Certificate Insurer as of December_31, 1995 and December_31, 1994 and for the three years ended December_31, 1995 incorporated by reference in the Prospectus Supplement (the "Certificate Insurer Audited Financial Statements"), fairly present in all material respects the financial condition of the Certificate Insurer as of such date and for the period covered by such statements in accordance with generally accepted accounting principles consistently applied. The consolidated financial statements of the Certificate Insurer and its subsidiaries for the nine months ended September 30, 1996 incorporated by reference in the Prospectus Supplement (the "Certificate Insurer Unaudited Financial Statements") present fairly in all material respects the financial condition of the Certificate Insurer as of such date and for the period covered by such statements in accordance with generally accepted accounting principles applied in a manner consistent with the accounting principles used in preparing the Certificate Insurer Audited Financial Statements, and, since September_30, 1996 there has been no material change in such financial condition of the Certificate Insurer which would materially and adversely affect its ability to perform its obligations under the Policy.

                  (f) Certificate Insurer Information. The information in the Prospectus Supplement as of the date hereof under the caption "The Policy and The Certificate Insurer" (the "Certificate Insurer Information") is true and correct in all material respects and does not contain any untrue statement of a fact that is material to the Certificate Insurer's ability to perform its obligations under the Policy.

                  (g) No Litigation. There are no actions, suits, proceedings or investigations pending or, to the best of the Certificate Insurer's knowledge, threatened against it at law or in equity or before or by any court, governmental agency, board or commission or any arbitrator which, if decided adversely, would materially and adversely affect its condition (financial or otherwise) or operations or which would materially and adversely affect its ability to perform its obligations under this Agreement, the Policy or the Insurance Agreement.

         Section 3. Agreements, Representations and Warranties of the Underwriter. The Underwriter represents and warrants to and agrees with the Originator and the Certificate Insurer that the statements in the Prospectus Supplement made in reliance upon and in conformity with

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written information relating to the Underwriter furnished to the Originator specifically for use in the preparation of the Prospectus Supplement, and acknowledged in writing (referred to herein as the "Underwriter Information"), are true and correct in all material respects.

         Section 4. Agreements, Representations and Warranties of the Originator. The Originator represents and warrants to and agrees with the Certificate Insurer and the Underwriter as follows:

                  (a) Registration Statement. The information in the Registration Statement, the Prospectus and the Prospectus Supplement, other than the Certificate Insurer Information, is true and correct in all material respects and does not contain any untrue statement of a fact that is material or omit to state a fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (b) Organization. The Originator is duly incorporated and existing under the laws of the State of Delaware and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business, or the properties owned or leased by it, makes such qualification necessary.

                  (c) Corporate Power. The Originator has the corporate power and authority to execute and deliver this Agreement, the Underwriting Agreement, the Pooling and Servicing Agreement, any Subsequent Transfer Agreement and the Insurance Agreement and to perform all of its obligations hereunder and thereunder.

                  (d) Authorization; Approvals. The execution, delivery and performance of this Agreement, the Underwriting Agreement, the Pooling and Servicing Agreement, any Subsequent Transfer Agreement and the Insurance Agreement by the Originator have been duly authorized by all necessary corporate proceedings. No further approvals or filings of any kind, including, without limitation, any further approvals of or further filing with any governmental agency or other governmental authority, or any approval of the Originator's board of directors or stockholders, are necessary for this Agreement, the Underwriting Agreement, the Pooling and Servicing Agreement, any Subsequent Transfer Agreement and the Insurance Agreement to constitute the legal, valid and binding obligations of the Originator.

                  (e) Enforceability. This Agreement, the Pooling and Servicing

         Agreement, the Underwriting Agreement, any Subsequent Transfer Agreement and the Insurance Agreement will each constitute a legal, valid and binding obligation of the Originator, each enforceable in accordance with its terms, subject, as to the enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy, insolvency or reorganization of the Originator and to general principles of equity.

                  (f) No Litigation. There are no actions, suits, proceedings or investigations pending or, to the best of the Originator's knowledge, threatened against it at law or in

                                        4

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         equity or before any court, governmental agency, board or commission or any arbitrator which, if decided adversely, would materially and adversely affect its condition (financial or otherwise) or operations of it or would materially and adversely affect its ability to perform its obligations under this Agreement, the Underwriting Agreement, the Pooling and Servicing Agreement, any Subsequent Transfer Agreement or the Insurance Agreement.

         Section 5. Indemnification. (a)_The Certificate Insurer hereby agrees, upon the terms and subject to the conditions of this Agreement, to indemnify, defend and hold harmless each Originator Party and the Underwriter Party against any and all Losses incurred by them with respect to the offer and sale of any of the Class A Certificates and resulting from the Certificate Insurer's breach of any of its representations and warranties set forth in Section_2 of this Agreement.

         (b) The Underwriter hereby agrees, upon the terms and subject to the conditions of this Agreement, to indemnify, defend and hold harmless each Certificate Insurer Party against any and all Losses incurred by it with respect to the offer and sale of any of the Class A Certificates and resulting from the Underwriter's breach of any of its representations and warranties set forth in Section_3 of this Agreement.

         (c) The Originator hereby agrees, upon the terms and subject to the conditions of this Agreement, to indemnify, defend and hold harmless each Certificate Insurer Party against any and all Losses incurred by it with respect to the offer and sale of any of the Class A Certificates and resulting from the Originator's breach of any of its representations and warranties set forth in Section_4 of this Agreement.

         (d) Upon the incurrence of any Losses entitled to indemnification hereunder, the Indemnifying Party shall reimburse the Indemnified Party promptly upon establishment by the Indemnified Party to the Indemnifying Party of the Losses incurred.

         Section 6. Certificate Insurer Undertaking. The Certificate Insurer hereby agrees that, for so long as the Underwriter is required under the Act to deliver a Prospectus Supplement in connection with the sale of any of the Class A Certificates, the Certificate Insurer will furnish to the Underwriter or the Originator, or both, upon written request of such party or parties and at the expense of the Underwriter or the Originator, as the case may be, copies of the Certificate Insurer's most recent financial statements (annual or interim, as the case may be) prepared in accordance with generally accepted accounting principles (subject, as to interim statements, to normal year-end adjustments) within a reasonable time after they are available.

         Section 7. Notice To Be Given Certificate Insurer. Except as provided in Section_10 below with respect to contribution, the indemnification provided herein by the Certificate Insurer shall be the exclusive remedy of each Underwriter Party or Originator Party for the Losses resulting from the Certificate Insurer's breach of a representation, warranty or agreement hereunder; provided, however, that each Underwriter Party or Originator Party shall be entitled to pursue any other remedy at law or in equity for any such breach so long as the damages sought to be recovered shall not exceed the Losses incurred thereby resulting from such breach.

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In the event that any action or regulatory proceeding shall be commenced or claim asserted which may entitle each Underwriter Party or Originator Party to be indemnified under this Agreement, such party shall give the Certificate Insurer written or telegraphic notice of such action or claim reasonably promptly after receipt of written notice thereof. The Certificate Insurer shall be entitled to participate in the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, each Originator Party or each Underwriter Party, as the case may be. The Indemnified Party will have the right to employ its own counsel in any such action in addition to counsel for the Certificate Insurer, but the fees and expenses of such counsel will be at the expense of such Indemnified Party unless (1) the employment of counsel by the Indemnified Party at its expense has been authorized in writing by the Certificate Insurer, (2) the Certificate Insurer has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action or (3) the named parties to any such action include the Certificate Insurer on the one hand and, on the other hand, the Indemnified Party, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Certificate Insurer (in which case, if such Indemnified Party notifies the Certificate Insurer in writing that it elects to employ separate counsel at the expense of the Certificate Insurer, the Certificate Insurer shall not have the right to assume the defense of such action or proceeding on such Indemnified Party's behalf), in each of which cases the reasonable fees and expenses of counsel (including local counsel) will be at the expense of the Certificate Insurer, and all such fees and expenses will be reimbursed promptly as they are incurred but, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, the Certificate Insurer shall not be liable for the fees and expenses of more than one counsel for all Originator Parties and more than one counsel for all Underwriter Parties. The Underwriter

Parties and Originator Parties shall cooperate with the Certificate Insurer Parties in resolving any event which would give rise to an indemnity obligation pursuant to Section_5(a) hereof in the most efficient manner. No settlement of any such claim or action shall be entered into without the consent of each Originator Party or each Underwriter Party, as the case may be, who is subject to such claim or action, on the one hand, and each Certificate Insurer Party who is subject to such claim or action, on the other hand; provided, however, that the consent of such Originator Party or such Underwriter Party, as applicable, shall not be required if such settlement fully discharges, with prejudice against the plaintiff, the claim or action against such Originator Party or Underwriter Party. Any failure by a Originator Party or Underwriter Party, as the case may be, to comply with the provisions of this Section shall relieve the Certificate Insurer of liability only if such failure is materially prejudicial to any legal pleadings, grounds, defenses or remedies in respect thereof or the Certificate Insurer's financial liability hereunder, and then only to the extent of such prejudice.

         Section 8. Notice To Be Given to the Underwriter. Except as provided below in Section_10 with respect to contribution, the indemnification provided herein by the Underwriter shall be the exclusive remedy of any Certificate Insurer Party for the Losses resulting from the Underwriter's breach of a representation, warranty or agreement hereunder; provided, however, that each Certificate Insurer Party shall be entitled to pursue any other remedy at law or in equity for any such breach so long as the damages sought to be recovered shall not exceed the Losses incurred thereby resulting from such breach. In the event that any action or regulatory

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proceeding shall be commenced or claim asserted which may entitle a Certificate
Insurer Party to be indemnified under this Agreement, such party shall give the Underwriter written or telegraphic notice of such action or claim reasonably promptly after receipt of written notice thereof. The Underwriter shall be entitled to participate in the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Certificate Insurer Party. The Indemnified Party will have the right to employ its own counsel in any such action in addition to counsel for the Underwriter, but the fees and expenses of such counsel will be at the expense of such Indemnified Party unless (1) the employment of counsel by the Indemnified Party at its expense has been authorized in writing by the Underwriter, (2) the Underwriter has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action or (3) the named parties to any such action include the Underwriter on the one hand and, on the other hand, the Indemnified Party, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Underwriter (in which case, if such Indemnified Party notifies the Underwriter in writing that it elects to employ separate counsel at the expense of the Underwriter, the Underwriter shall not have the right to assume the defense of such action or proceeding on such Indemnified Party's behalf), in each of which cases the reasonable fees and expenses of counsel will be at the expense of the Underwriter, and all such fees and expenses will be reimbursed promptly as they are incurred but, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, the Underwriter shall not be liable for the fees and expenses of more than one counsel for all Certificate Insurer Parties. The Certificate Insurer Party shall cooperate with each Underwriter Party and each Originator Party in resolving any event which would give rise to an indemnification obligation pursuant to Section 5(b) hereof in the most efficient manner. No settlement of any such claim or action shall be entered into without the consent of each Certificate Insurer Party who is subject to such claim or action, on the one hand, and each Underwriter Party who is subject to such claim or action, on the other hand; provided, however, that the consent of such Certificate Insurer Party shall not be required if such settlement fully discharges, with prejudice against the plaintiff, the claim or action against such Certificate Insurer Party. Any failure by a Certificate Insurer Party to comply with the provisions of this Section shall relieve the Underwriter of liability only if such failure is materially prejudicial to any legal pleadings, grounds, defenses or remedies in respect thereof or the Underwriter's liability hereunder, and then only to the extent of such prejudice.

         Section_9. Notice To Be Given the Originator. Except as provided below in Section 10 with respect to contribution, the indemnification provided herein by the Originator shall be the exclusive remedy of any Certificate Insurer Party for the Losses resulting from the Originator's breach of a representation, warranty or agreement hereunder; provided, however, that the Certificate Insurer Party shall be entitled to pursue any other remedy at law or in equity for any such breach so long as the damages sought to be recovered shall not exceed the Losses incurred thereby resulting from such breach. In the event that any action or regulatory proceeding shall be commenced or claim asserted which may entitle a Certificate Insurer Party to be indemnified under this Agreement, such party shall give the Originator written or telegraphic notice of such action or claim reasonably promptly after receipt of written notice thereof. The Originator shall be entitled to participate in the defense of any such action or claim in reasonable cooperation

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with, and with the reasonable cooperation of, the Certificate Insurer Party. The
Indemnified Party will have the right to employ its own counsel in any such action in addition to counsel for the Originator, but the fees and expenses of such counsel will be at the expense of such Indemnified Party unless (1) the employment of counsel by the Indemnified Party at its expense has been authorized in writing by the Originator, (2) the Originator has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action or (3) the named parties to any such action include the Originator, on the one hand, and, on the other hand, the Indemnified Party, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Originator (in which case, if such Indemnified Party notifies the Originator in writing that it elects to employ separate counsel at the expense of the Originator, the Originator shall not have the right to assume the defense of such action or proceeding on such Indemnified Party's behalf), in each of which cases the reasonable fees and expenses of counsel will be at the expense of the Originator, and all such fees and expenses will be reimbursed promptly as they are incurred but, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, the Originator shall not be liable for the fees and expenses of more than one counsel for all Certificate Insurer Parties. The Certificate Insurer Party shall cooperate with each Originator Party and each Underwriter Party in resolving any event which would give rise to an indemnification obligation pursuant to Section 5(c) hereof in the most efficient manner. No settlement of any such claim or action shall be entered into without the consent of each Certificate Insurer Party who is subject to such claim or action, on the one hand, and the Originator Party, on the other hand; provided, however, that the consent of such Certificate Insurer Party shall not be required if such settlement fully discharges, with prejudice against the plaintiff, the claim or action against such Certificate Insurer Party. Any failure by a Certificate Insurer Party to comply with the provisions of this Section shall relieve the Originator of liability only if such failure is materially prejudicial to any legal pleadings, grounds, defenses or remedies in respect thereof or the Originator's liability hereunder, and then only to the extent of such prejudice.

         Section_10. Contribution. (a)_To provide for just and equitable contribution if the indemnification provided by the Certificate Insurer is determined to be unavailable for any Underwriter Party or Originator Party (other than pursuant to Section_5 or_7 of this Agreement), the Certificate Insurer shall contribute to the aggregate costs of liabilities arising from any breach of a representation or warranty set forth in this Agreement on the basis of the relative fault of all Underwriter Parties, all Originator Parties and all Certificate Insurer Parties, respectively.

         (b) To provide for just and equitable contribution if the indemnification provided by the Originator is determined to be unavailable for any Certificate Insurer Party (other than pursuant to Section_5 or_9 of this Agreement), the Originator shall contribute to the aggregate costs of liabilities arising from any breach of a representation or warranty set forth in this Agreement on the basis of the relative fault of all Underwriter Parties, all Originator Parties and all Certificate Insurer Parties.

         (c) To provide for just and equitable contribution if the indemnification provided by the Underwriter is determined to be unavailable for any Certificate Insurer Party (other than

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pursuant to Section_5 or_8 of this Agreement), the Underwriter shall contribute to the aggregate costs of liabilities arising from any breach of a representation or warranty set forth in this Agreement on the basis of the relative fault of all Underwriter Parties, all Originator Parties and all Certificate Insurer Parties.

         (d) The relative fault of each Indemnifying Party, on the one hand, and of each Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether the breach of, or alleged breach of, any of its representations and warranties set forth in Section_2, 3 or 4 of this Agreement relates to information supplied by, or action within the control of, the Indemnifying Party or the Indemnified Party and the Parties' relative intent, knowledge, access to information and opportunity to correct or prevent such breach.

         (e) The Parties agree that the Certificate Insurer shall be solely responsible for the Certificate Insurer Information and for the Certificate Insurer Financial Statements, that the Underwriter shall be solely responsible for the Underwriter Information provided by the Underwriter in writing for use in the Prospectus Supplement and that the Originator shall be responsible for all other information in the Registration Statement and the Prospectus Supplement.

         (f) No person guilty of fraudulent misrepresentation (within the meaning of Section_11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (g) The indemnity and contribution agreements contained in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter Party, any Originator Party or any Certificate Insurer Party, (ii) the issuance of any Class A Certificates or the Policy or (iii) any termination of this Agreement.

         (h) Upon the incurrence of any Losses entitled to contribution hereunder, the contributor shall reimburse the party entitled to contribution promptly upon establishment by the party entitled to contribution to the contributor of the Losses incurred.

         Section_11. Notices. All notices and other communications provided for under this Agreement shall be addressed to the address set forth below as to each party or at such other address as shall be designated by a party in a written notice to the other party.

         If to the Certificate Insurer:       MBIA Insurance Corporation
                                              113 King Street
                                              Armonk, NY  10504
                                              Attention: General Counsel

         If to the Originator:                Advanta National Bank USA.
                                              16875 West Bernardo Drive
                                              San Diego, CA 92127
                                              Attention: General Counsel

         If to the Underwriter:               Lehman Brothers Inc.

                                              Three World Financial Center
                                              New York, NY 10285-1200

                                              Attention: General Counsel

         Section_12. Governing Law, Etc. This Agreement shall be deemed to be a contract under the laws of the State of New_York and shall be governed by and construed in accordance with the laws of the State of New_York without regard to its conflicts of laws provisions. This Agreement may not be assigned by any party without the express written consent of each other party. Amendments of this Agreement shall be in writing signed by each party. This Agreement shall not be effective until executed by each of the Certificate Insurer, the Originator and the Underwriter.

         Section_13. Insurance Agreement; Underwriting Agreement; Pooling and Servicing Agreement. This Agreement in no way limits or otherwise affects the indemnification obligations of the Originator under (a) the Insurance Agreement,
(b) the Underwriting Agreement, (c) the Pooling and Servicing Agreement or (d) any Subsequent Transfer Agreement.

         Section 14. Limitations. Nothing in this Agreement shall be construed as a representation or undertaking by the Certificate Insurer concerning maintenance of the rating currently assigned to its claims-paying ability by Moody's Investors Service, Inc. ("Moody's") and/or Standard_& Poor's Ratings Group, a division of The McGraw Hill Companies, Inc. ("S&P") or any other rating agency (collectively, the "Rating Agencies").

         Section_15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall together constitute but one and the same instrument.

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         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized, all as of the date first above written.

                                        MBIA INSURANCE CORPORATION,
                                        as Certificate Insurer

                                        By
                                          -------------------------------------

                                        Title
                                             ----------------------------------


                                        ADVANTA NATIONAL BANK USA,
                                        as Originator

                                        By
                                          -------------------------------------

                                        Title
                                             ----------------------------------


                                        LEHMAN BROTHERS INC.,
                                        as Underwriter

                                        By
                                          -------------------------------------

                                        Title
                                             ----------------------------------